© 2014 Verint Systems Inc. All Rights Reserved Worldwide. September 2014 Actionable Intelligence®

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Disclaimers Forward Looking Statements This presentation contains "forward-looking statements," including statements regarding expectations, predictions, views, opportunities, plans, strategies, beliefs, and statements of similar effect relating to Verint Systems Inc. These forward-looking statements are not guarantees of future performance and they are based on management's expectations that involve a number of risks, uncertainties, and assumptions, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. Important risks, uncertainties, assumptions, and other factors could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The forward-looking statements contained in this presentation are made as of the date of this presentation and, except as required by law, Verint assumes no obligation to update or revise them, or to provide reasons why actual results may differ. For a more detailed discussion of how these and other risks, uncertainties, and assumptions could cause Verint’s actual results to differ materially from those indicated in its forward-looking statements, see Verint’s prior filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”). These financial measures include non-GAAP revenue, gross profit, operating income, EBITDA and EPS. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non- GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the Appendix to this presentation, Verint’s earnings press releases, as well as the GAAP to non-GAAP reconciliation found under the Investor Relations tab on Verint’s website. 2

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. A Smarter World with Actionable Intelligence® 3

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. 4 Crucial insights that enable decision-makers to anticipate, respond and take action Actionable Intelligence

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Global Market Leader 5 10,000+ Customers in Over 180 Countries $1 Billion+ Actionable Intelligence Company 4,600 Verint Professionals Worldwide More Than 80% of the Fortune 100

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. 6 • Over $1B R&D investment in last 10 years Non-GAAP revenue for year ending 1/31, see appendices for reconciliation. • 600+ patents & applications • 1,500 R&D professionals • Advanced Actionable Intelligence Platform Culture of Innovation Revenue Growth Innovation Driving Growth and Leadership

Advanced Actionable Intelligence Platform

DATA CAPTURE	DATA PROCESSING	ANALYSIS ENGINES	ENGAGE AND ACT
Operational	Data Cleansing	Classification	Dashboard
Transactional	Data Fusion	Correlation	Analysis Workbench
Telecommunications	Data Enrichment	Anomaly Detector	Trending
Social Media	Unstructured to Structured	Identity Analyzer	Case Management
Textual	Data Preparation	Predictive	Workflow Management
Visual		Pluggable Analyzers	Collaboration
Location			Next Best Action
Web			Real-time Alert & Notification
			Pluggable Visualizations

COMMON SERVICES & ADMINISTRATION

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© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Amazing Things Happen When You Gain Insights From Data 8 Customer Engagement Optimization Fraud, Risk and Compliance Security Intelligence Advanced Actionable Intelligence Platform

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Enable organizations to aggregate, analyze, and act on insights across service channels to optimize the workforce, improve business processes and enrich customer interactions. 9 Customer centric organizations seek to optimize customer engagement. They need to respond to changing consumer expectations while maximizing revenue, minimizing costs, increasing customer loyalty and mitigating enterprise risk. Market Dynamics Our Solutions Customer Engagement Operations CRO Consumers CCO CIO Decision Makers Customer Engagement Optimization CMO Mobile Social Media Self-service Branch Chat Email Voice

Creating a Category Leader: Verint + KANA

"Verint rocked the customer engagement landscape this week with the news that it will acquire KANA, an important and longstanding CRM vendor. This is the first time CRM and workforce optimization will be melded into a single suite at such a scale from one of the market's leading vendors.[1]" — OVUM

"A combined offering will allow organizations to align and optimize what happens in the service process with those that perform the work. This powerful combination makes a lot of sense…[2]" — Gartner

"Up to now, customer service vendors were purchasing point solutions to fill in gaps in their offering...[3]" — Forrester

"The two companies together will become an even bigger player in the global market, and thus should benefit customers with better service and the opportunity to purchase products from a single vendor.[4]" — Ventana Research

[1] Ovum, *StraightTalk*, "CRM Acquisitions Take Center Stage," Jan 16, 2014
[2] Gartner, "Verint-Kana Deal Extends Channel Support for Intelligent Interactions," Jan 13, 2014
[3] Forrester Research, Inc. Blog, "Verint Acquires KANA and Ushers in the Next Wave of Consolidation in the Greater Customer Service Space," Jan 7, 2014
[4] Ventana Research Blog, "Verint Doubles Down on Customer Engagement with Acquisition of KANA," Jan 10, 2014

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© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Our Solutions Enable organizations to aggregate, analyze, and act on insights from a wide range of sources to enhance security in a cost-effective manner. 11 Government and enterprises seek innovative solutions to effectively address terrorism, criminal activities, cyber- attacks, and physical security threats. Market Dynamics Security Intelligence Communication Intelligence Situation Management Cyber Security Homeland Security Actionable Intelligence Platform r l ti

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Enable organizations to aggregate, analyze, and act on insights to identify and prevent fraud and help mitigate enterprise risk, helping to ensure compliance with legal, regulatory, and internal requirements. Organizations must address ongoing fraud intensified by new vulnerabilities and sophisticated cyber crimes as well as evolving compliance requirements across many industries. Market Dynamics Our Solutions Fraud, Risk & Compliance 12 Call Center Fraud and Compliance Financial Service Fraud and Compliance Retail Fraud Actionable Intelligence Platform

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Amazing Things Happen When You Gain Insights From Data 13 Customer Engagement Optimization Fraud, Risk and Compliance Security Intelligence Advanced Actionable Intelligence Platform Expanding Addressable Market

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. 14 Strategic Consulting Managed Services Implementation Training Hosted Support Partnering for Customer Success SaaS

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Financial Highlights 15

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Non-GAAP Revenue Trends FYE Jan 2005 FYE Jan 2006 FYE Jan 2007 FYE Jan 2008 FYE Jan 2009 FYE Jan 2010 FYE Jan 2011 FYE Jan 2012 FYE Jan 2013 FYE Jan 2014 APAC EMEA Americas $214 $279 $369 $572 $675 $704 $727 $796 Note: Financial data is non-GAAP, see appendices for reconciliation. ($ in millions) $848 $910 16

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Non-GAAP Revenue by Region and Product/Service Note: Percentages based on revenue for H1 FYE January 31, 2015. 17 40% 60% Product Services51% 31% 18% Americas EMEA APAC

Highly Diversified Portfolio

ENTEPRISE INTELLIGENCE SEGMENT

- Quality Monitoring
- Full-Time and Compliance Recording
- Voice Biometrics/Fraud Detection
- Voice of the Customer Analytics (Speech Analytics, Text Analytics, Enterprise Feedback Management)
- Workforce Management
- Desktop and Process Analytics
- Performance Management
- eLearning and Coaching
- Public Safety Workforce Optimization
- Agent Desktop
- Case Management
- Email Management
- Knowledge Management
- Live Chat
- Co-Browse
- Experience Analytics
- Web Self-Service
- Experience Community



Actionable Intelligence Solutions
61%
28%
11%

Note: Percentages based on FYE 14 non-GAAP revenue pro forma for KANA acquisition

COMMUNICATIONS & CYBER INTELLIGENCE SEGEMENT

- Communications Interception
- Communications Service Provider Compliance
- Mobile Location Tracking
- Open Source Web Intelligence
- Tactical Communications Intelligence
- Cyber Security

VIDEO & SITUATIONAL INTELLIGENCE SEGMENT

- Physical Security Information Management (PSIM)
- IP Video Management Software
- Edge Devices
- Video Analytics
- Network Video Recorders

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© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Non-GAAP Annual Trends Revenue Note: Financial data is non-GAAP, see appendices for reconciliation. FYE Jan 2015 based on mid-point of guidance. ($ in millions, except per share data) 19 Diluted EPS $796 $848 $910 $1,150 FYE Jan 2012 FYE Jan 2013 FYE Jan 2014 FYE Jan 2015 Projected $2.47 $2.64 $2.84 $3.43 FYE Jan 2012 FYE Jan 2013 FYE Jan 2014 FYE Jan 2015 Projected

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Non-GAAP Quarterly Trends Note: Financial data is non-GAAP, see appendices for reconciliation. ($ in millions, except per share data) FYE 2014 Actual FYE 2015 Actual Q1 Q2 Q3 Q4 Year Q1 Q2 Revenue $205.4 $222.8 $224.8 $257.1 $910.0 $269.3 $284.7 Gross Profit $136.4 $153.3 $155.2 $176.3 $621.3 $178.5 $192.1 Gross Margin 66.4% 68.8% 69.1% 68.6% 68.3% 66.3% 67.5% Operating Profit $36.7 $51.4 $56.4 $65.5 $210.0 $51.0 $58.6 Operating Margin 17.9% 23.1% 25.1% 25.5% 23.1% 18.9% 20.6% EBITDA $40.9 $55.3 $60.7 $69.8 $226.8 $56.0 $63.6 EPS $0.44 $0.70 $0.80 $0.91 $2.84 $0.72 $0.72 20

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Efficient Capital Structure ($ in millions) Net Debt Capital Structure Highlights Net Debt/EBITDA As of January 31, Fiscal year ended January 31, Notes: -Financial data is non-GAAP. -Net debt excludes convertible note and other unamortized discounts associated with our debt, which are required under GAAP. -“Pro Forma Q2 2015” column is based on Pro Forma FY2014 EBITDA. See appendices for reconciliation. 21 $523 $501 $431 $400 $434 $342 $225 $544 2008 2009 2010 2011 2012 2013 2014 Q2 2015 5.5x 3.5x 2.0x 2.0x 2.2x 1.7x 1.0x 2.1x 2008 2009 2010 2011 2012 2013 2014 Pro Forma Q2 2015 June 2014 Financing • $275 million of equity • $400 million of convertible notes • Created additional strategic flexibility • Moody’s upgraded Verint rating from B1 to Ba3 • S&P upgraded Verint rating from BB- to BB Track Record of De-Levering • Net Debt/EBITDA ratio is currently ~2.1x Low Cost Debt with Long Maturity • Average Interest: ~2.5% • Average Duration: ~6 years Equity • Expect ~59.3 million average diluted shares for FYE January 2015

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Summary • Verint’s strong market presence in Actionable Intelligence provides a solid foundation for delivering continued growth • Large installed base provides stability and recurring revenue • Strong economy: Opportunity to accelerate adoption of applications • Weak economy: Maintenance stream, compliance and high value ROI • Track record of growth • Strong earnings growth and cash generation • Efficient capital structure • Long-term model • Opportunity to accelerate growth as addressable market continues to expand • Opportunity to expand margins with scale 22

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. Appendices 23

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures The following tables include a reconciliation of certain financial measures for closed periods prepared in accordance with Generally Accepted Accounting Principles (“GAAP”) to the most directly comparable financial measures not prepared in accordance with GAAP (“non-GAAP”). Non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP financial measures. The non-GAAP financial measures we present in the following tables have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP, and these non-GAAP financial measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP financial measures. These non- GAAP financial measures do not represent discretionary cash available to us to invest in the growth of our business, and we may in the future incur expenses similar to the adjustments made in these non-GAAP financial measures. We believe that the non-GAAP financial measures we present in the following tables provide meaningful supplemental information regarding our operating results primarily because they exclude certain non-cash charges or items that we do not believe are reflective of our ongoing operating results when budgeting, planning and forecasting, determining compensation and when assessing the performance of our business with our individual operating segments or our senior management. We believe that these non-GAAP financial measures also facilitate the comparison by management and investors of results between periods and among our peer companies. However, those companies may calculate similar non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures. Our non-GAAP financial measures reflect adjustments to the corresponding GAAP financial measure based on the items set forth below. The purpose of these adjustments is to give an indication of our performance exclusive of certain non-cash charges and other items that are considered by our senior management to be outside of our ongoing operating results. 24

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures • Revenue adjustments related to acquisitions. We exclude from our non-GAAP revenue the impact of fair value adjustments required under GAAP relating to acquired customer support contracts which would have otherwise been recognized on a standalone basis. We exclude these adjustments from our non-GAAP financial measures because these are not reflective of our ongoing operations. • Amortization of acquired intangible assets, including acquired technology. When we acquire an entity, we are required under GAAP to record the fair values of the intangible assets of the acquired entity and amortize those assets over their useful lives. We exclude the amortization of acquired intangible assets, including acquired technology, from our non-GAAP financial measures. These expenses are excluded from our non-GAAP financial measures because they are non-cash charges. In addition, these amounts are inconsistent in amount and frequency and are significantly impacted by the timing and size of acquisitions. Thus, we also exclude these amounts to provide better comparability of pre- and post-acquisition operating results. • Stock-based compensation expenses. We exclude stock-based compensation expenses related to stock options, restricted stock awards and units, stock bonus plans and phantom stock from our non-GAAP financial measures. These expenses are excluded from our non-GAAP financial measures because they are primarily non-cash charges. In prior periods, we also incurred (and excluded from our non-GAAP financial measures) significant cash-settled stock compensation expense due to our previous extended filing delay and restrictions on our ability to issue new shares of common stock to our employees. • M&A and other adjustments. We exclude from our non-GAAP financial measures legal, other professional fees and certain other expenses associated with acquisitions, whether or not consummated, and certain extraordinary transactions, including reorganizations and restructurings. Also excluded are changes in the fair value of contingent consideration liabilities associated with business combinations, and expenses related to our restatement of previously filed financial statements and our previous extended filing delay. These expenses are excluded from our non-GAAP financial measures because we believe that they are not reflective of our ongoing operations. 25

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures • Unrealized (gains) losses on derivatives, net. We exclude from our non-GAAP financial measures unrealized gains and losses on interest rate swaps and foreign currency derivatives not designated as hedges. These gains and losses are excluded from our non- GAAP financial measures because they are non-cash transactions which are highly variable from period to period and which we believe are not reflective of our ongoing operations. • Losses on early retirements of debt. We exclude from our non-GAAP financial measures losses on early retirements of debt attributable to refinancing or repaying our debt because we believe it is not reflective of our ongoing operations. • Non-cash tax adjustments. We exclude from our non-GAAP financial measures non-cash tax adjustments, which represent the difference between the amount of taxes we expect to pay related to current year income and our GAAP tax provision on an annual basis. On a quarterly basis, this adjustment reflects our expected annual effective tax rate on a cash basis. • Integration costs. We exclude from our non-GAAP financial measures expenses directly related to the integration of acquisitions. These expenses are excluded from our non-GAAP financial measures because they are not reflective of our ongoing operations. • In-process research and development. We exclude from our non-GAAP financial measures the fair value of incomplete in-process research and development projects that had not yet reached technological feasibility and have no known alternative future use as of the date of the acquisition. These expenses are excluded from our non-GAAP financial measures because they are non-cash charges that we do not believe are reflective of our ongoing operations. • Amortization of convertible note discount. Under GAAP, certain convertible debt instruments that may be settled in cash upon conversion are required to be bifurcated into separate liability (debt) and equity (conversion option) components in a manner that reflects the issuer’s non-convertible debt borrowing rate. As a result, for GAAP purposes, we are required to recognize imputed interest expense in amounts significantly in excess of the coupon rate on our $400.0 million of 1.50% convertible notes. The difference between the imputed interest expense and the coupon interest expense is excluded from our non-GAAP financial measures because we believe that this non-cash expense is not reflective of ongoing operations. 26

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. About Non-GAAP Financial Measures • Impairments of goodwill and other acquired intangible assets. Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and identifiable intangible assets acquired. We exclude from our non-GAAP financial measures charges relating to impairment of goodwill and acquired identifiable intangible assets. These expenses are excluded from our non-GAAP financial measures because they are non-cash charges. • Other legal expenses (recoveries). We exclude from our non-GAAP financial measures other legal fees and settlements associated with litigations assumed in connection with acquisitions. We excluded these items from our non-GAAP financial measures because they are not reflective of our ongoing operations. • Expenses related to our previous extended filing delay. We exclude from our non-GAAP financial measures expenses related to our restatement of previously filed financial statements and our extended filing delay. These expenses included professional fees and related expenses as well as expenses associated with a special cash retention program. These expenses are excluded from our non-GAAP financial measures because they are not reflective of our ongoing operations. • Restructuring costs. We exclude from our non-GAAP financial measures expense associated with the restructuring of our operations due to internal or external market factors. These expenses are excluded from our non-GAAP financial measures because we believe they are not reflective of our ongoing operations. • Settlement with OCS. In the year ended January 31, 2007, we recorded a charge related to our July 31, 2006 settlement with the Office of Chief Scientist in Israel (“OCS”), pursuant to which we exited a royalty-bearing program and the OCS accepted a settlement of our royalty obligations under this program. We exclude from our non-GAAP financial measures expenses associated with exiting this program because they are not reflective of our ongoing operations. • Gain on sale of land. We exclude from our non-GAAP financial measures the gain from the sale of a parcel of land. This gain is excluded from our non-GAAP financial measures because it is not reflective of our ongoing operations. 27

© 2014 Verint Systems Inc. All Rights Reserved Worldwide. GAAP to Non-GAAP Reconciliation 28 ($ in millions) FYE January 31, 2006 2007 2008 2009 2010 2011 2012 2013 2014 April 30, 2014 July 31, 2014 2013 FY 2014 PF Revenue Reconciliation GAAP Revenue 278.8$ 368.8$ 534.5$ 669.5$ 703.6$ 726.8$ 782.6$ 839.5$ 907.3$ 257.4$ 276.8$ 138.7$ 1,046.0$ Revenue Adjustments Related to Acquisitions - - 37.3 5.9 - - 13.6 8.5 2.7 11.9 7.9 0.8 3.5 Non-GAAP Revenue 278.8$ 368.8$ 571.8$ 675.4$ 703.6$ 726.8$ 796.2$ 848.1$ 910.0$ 269.3$ 284.7$ 139.5$ 1,049.5$ Gross Profit Reconciliation GAAP Gross Profit 144.1$ 177.5$ 304.5$ 411.3$ 463.7$ 488.5$ 514.3$ 557.5$ 600.9$ 154.6$ 174.3$ 401.0$ 1,001.9$ Revenue Adjustments Related to Acquisitions - - 37.3 5.9 - - 13.6 8.5 2.7 11.9 7.9 0.8 3.5 Amortization and Impairment of Acquired Technology and Backlog 5.0 7.7 8.0 9.0 8.0 9.1 12.4 14.8 12.3 6.4 8.6 6.7 19.0 Settlement with OCS - 19.2 - - - - - - - - - - - Stock-Based Compensation Expenses - 1.7 4.5 5.4 5.9 6.2 3.3 2.9 2.4 1.1 1.2 - 2.4 M&A and Other Adjustments - - - - - - 0.4 0.5 3.0 4.5 0.1 - 3.0 Expenses Related to Restatement and Extended Filing Delay - - 2.4 - - - - - - - - - - Non-GAAP Gross Profit 149.1$ 206.0$ 356.7$ 431.6$ 477.6$ 503.8$ 544.0$ 584.3$ 621.3$ 178.5$ 192.1$ 408.5$ 1,029.8$ Kana Three Months Ended

GAAP to Non-GAAP Reconciliation

($ in millions)

										Three Months Ended		Kana	
FYE January 31,	2006	2007	2008	2009	2010	2011	2012	2013	2014	April 30, 2014	July 31, 2014	2013	FY 2014 PF
Operating Income (Loss) Reconciliation													
GAAP Operating Income (Loss)	$ 4.1	$ (47.3)	$ (114.6)	$ (15.0)	$ 65.7	$ 73.1	$ 86.5	$ 99.6	$ 122.3	$ 1.0	$ 11.5	$ 9.0	$ 131.3
Revenue Adjustments Related to Acquisitions	-	-	37.3	5.9	-	-	13.6	8.5	2.7	11.9	7.9	0.8	3.5
Amortization and Impairment of Acquired Technology and Backlog	5.0	7.7	8.0	9.0	8.0	9.1	12.4	14.8	12.3	6.4	8.6	6.7	19.0
Amortization of Other Acquired Intangible Assets	1.3	3.2	19.7	25.2	22.3	21.5	22.9	24.4	24.7	11.2	11.6	10.1	34.8
Settlement with OCS	-	19.2	-	-	-	-	-	-	-	-	-	-	-
Impairments of Goodwill and Other Acquired Intangible Assets	-	21.1	22.9	26.0	-	-	-	-	-	-	-	-	-
In-process Research and Development	2.9	-	6.7	-	-	-	-	-	-	-	-	-	-
Integration Costs	-	-	11.0	3.3	-	-	-	-	-	-	-	0.7	0.7
Restructuring Costs	-	-	3.3	5.7	0.1	-	-	-	-	-	-	0.6	0.6
Other Legal Expenses (Recoveries)	2.6	-	8.7	(4.3)	-	-	-	-	-	-	-	-	-
Stock-Based Compensation Expenses	1.2	18.8	31.1	36.0	44.2	46.8	27.9	25.2	35.0	11.5	14.4	4.5	39.5
Expenses Related to Restatement and Extended Filing Delay	-	3.7	41.4	28.7	54.5	28.9	1.0	-	-	-	-	-	-
Gain on Sale of Land	-	(0.8)	-	-	-	-	-	-	-	-	-	-	-
M&A and Other Adjustments	-	-	-	-	0.8	5.2	12.3	16.6	13.0	9.0	4.6	2.0	15.0
Non-GAAP Operating Income	**$ 17.1**	**$ 25.5**	**$ 75.4**	**$ 120.4**	**$ 195.6**	**$ 184.6**	**$ 176.6**	**$ 189.2**	**$ 210.0**	**$ 51.0**	**$ 58.6**	**$ 34.3**	**$ 244.3**
EBITDA Reconciliation													
Non-GAAP Operating Income	$ 17.1	$ 25.5	$ 75.4	$ 120.4	$ 195.6	$ 184.6	$ 176.6	$ 189.2	$ 210.0	$ 51.0	$ 58.6	$ 34.3	$ 244.3
GAAP Depreciation & Amortization (1)	17.8	19.3	45.3	53.5	47.8	46.8	51.0	54.9	53.8	22.6	25.2	1.8	55.6
Amortization and Impairment of Acquired Technology and Backlog	(5.0)	(7.7)	(8.0)	(9.0)	(8.0)	(9.1)	(12.4)	(14.8)	(12.3)	(6.4)	(8.6)	-	(12.3)
Amortization of Other Acquired Intangible Assets	(1.3)	(3.2)	(19.7)	(25.2)	(22.3)	(21.5)	(22.9)	(24.4)	(24.7)	(11.2)	(11.6)	-	(24.7)
M&A and Other Adjustments	-	-	-	(0.2)	-	(0.8)	(0.2)	(0.1)	-	-	-	0.3	0.3
Non-GAAP Depreciation & Amortization	**11.5**	**8.4**	**17.6**	**19.0**	**17.5**	**15.4**	**15.4**	**15.6**	**16.8**	**5.0**	**5.0**	**2.0**	**18.8**
Non-GAAP EBITDA	**$ 28.5**	**$ 34.0**	**$ 93.0**	**$ 139.5**	**$ 213.2**	**$ 200.0**	**$ 192.0**	**$ 204.8**	**$ 226.8**	**$ 56.0**	**$ 63.6**	**$ 36.4**	**$ 263.2**

(1) Adjusted for patent and financing fee amortization.

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GAAP to Non-GAAP Reconciliation

($ in millions, except share and per share data)

FYE January 31,	2006	2007	2008	2009	2010	2011	2012	2013	2014	Three Months Ended April 30, 2014	Three Months Ended July 31, 2014
Other Income (Expense) reconciliation											
GAAP other expense, net	$ 8.0	$ 7.8	$ (55.2)	$ (43.9)	$ (41.5)	$ (34.6)	$ (40.3)	$ (31.8)	$ (59.0)	$ (14.3)	$ (16.3)
Loss on extinguishment of debt	-	-	-	-	-	-	8.1	-	9.9	7.1	5.5
Unrealized (gains) losses on derivatives, net	-	-	26.7	(1.8)	(8.0)	(6.0)	(0.4)	0.1	(0.7)	0.7	(0.9)
Amortization of convertible note discount	-	-	-	-	-	-	-	-	-	-	1.1
M&A and other adjustments	-	-	-	-	-	-	0.1	1.2	13.8	0.1	-
Non-GAAP other income (expense), net	**$ 8.0**	**$ 7.8**	**$ (28.5)**	**$ (45.7)**	**$ (49.5)**	**$ (40.6)**	**$ (32.5)**	**$ (30.5)**	**$ (36.0)**	**$ (6.4)**	**$ (10.6)**
Tax Provision Reconciliation											
GAAP provision for (benefit from) income taxes	$ 9.6	$ 0.1	$ 27.7	$ 19.7	$ 7.1	$ 9.9	$ 5.5	$ 9.0	$ 4.5	$ (42.1)	$ 5.5
Non-cash tax adjustments	(5.4)	3.2	(23.6)	(16.4)	4.6	(1.4)	11.1	9.2	11.2	46.4	(1.2)
Non-GAAP provision for income taxes	**$ 4.2**	**$ 3.3**	**$ 4.1**	**$ 3.3**	**$ 11.7**	**$ 8.5**	**$ 16.6**	**$ 18.2**	**$ 15.7**	**$ 4.3**	**$ 4.3**
Net Income (Loss) Attributable to Verint Systems Inc. Reconciliation											
GAAP net income (loss) attributable to Verint Systems Inc.	$ 1.7	$ (40.5)	$ (198.6)	$ (80.4)	$ 15.6	$ 25.6	$ 37.0	$ 54.0	$ 53.8	$ 28.0	$ (12.3)
Total GAAP net income (loss) adjustments	18.4	69.6	240.4	150.0	117.4	106.9	86.8	81.7	99.5	11.5	54.1
Non-GAAP net income attributable to Verint Systems Inc.	**$ 20.1**	**$ 29.1**	**$ 41.8**	**$ 69.6**	**$ 133.0**	**$ 132.5**	**$ 123.8**	**$ 135.7**	**$ 153.3**	**$ 39.5**	**$ 41.8**
Net Income (Loss) Attributable to Verint Systems Inc. Common Shares											
GAAP net income (loss) attributable to Verint Systems Inc. common shares	$ 1.7	$ (40.5)	$ (207.3)	$ (93.5)	$ 2.0	$ 11.4	$ 22.2	$ 38.5	$ 53.6	$ 28.0	$ (12.3)
Total GAAP net income (loss) adjustments	18.4	69.6	240.4	150.0	117.4	106.9	86.8	81.7	99.5	11.5	54.1
Non-GAAP net income attributable to Verint Systems Inc. common shares	**$ 20.1**	**$ 29.1**	**$ 33.1**	**$ 56.5**	**$ 119.4**	**$ 118.3**	**$ 109.0**	**$ 120.2**	**$ 153.1**	**$ 39.5**	**$ 41.8**
Non-GAAP diluted net income per common share attributable to Verint Systems Inc.	$ 0.62	$ 0.88	$ 1.00	$ 1.65	$ 3.09	$ 2.79	$ 2.47	$ 2.64	$ 2.84	$ 0.72	$ 0.72
Shares used in computing non-GAAP diluted net income per common share	32,620	32,979	33,035	42,298	42,963	47,402	50,123	51,355	54,001	55,018	58,179

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© 2014 Verint Systems Inc. All Rights Reserved Worldwide. © 2014 Verint Systems Inc. All Rights Reserved Worldwide. Thank You